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                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                            MFS(R) RESEARCH BOND FUND

                      Supplement to the Current Prospectus




The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

Investment Grade Bond Fund                        James J.  Calmas,  a Vice  President of the  Adviser,  is the  portfolio manager  of the  Fund.  Mr.  Calmas  has been  employed  by the  Adviser since 1988 and has been the Fund's  portfolio  manager since January 21,
                                                  1999.

Research Bond Fund                                Robert J. Manning, a Senior Vice President and member of the Fixed
                                                  Income Management Group of the Adviser, has been employed as a portfolio manager by the Adviser since 1984.  Mr. Manning oversees a committee of various fixed income research analysts employed by the
                                                  Adviser.  Mr. Manning has been the Fund's portfolio manager since
                                                  January 21, 1999.

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                      The date of this Supplement is January 21, 1999.